                                                                   EXHIBIT 10.13

                                      1987

                        MICROSEMI CORPORATION STOCK PLAN

                              AS ADOPTED ORIGINALLY

The 1987 Microsemi Corporation Stock Plan ("1987 Plan") authorized the Committee to Administer the Stock Plan ("Committee") to provide officers and other key executive and management employees of Microsemi Corporation and its subsidiaries ("Company") with certain rights to acquire shares of the Company's Common Stock, $.10 par value ("Microsemi Stock"). The Company believes that this incentive program will cause those persons to contribute materially to the growth of the Company, thereby benefiting its stockholders.

1.   Administration.
     --------------

The 1987 Plan shall be administered and interpreted by the Committee consisting of not less than three persons appointed by the Board of Directors of the Company from among its members, each of whom is ineligible to receive any grant under the 1987 Plan. The Committee shall have full authority to administer the 1987 Plan, including authority to interpret and construe any provision of the 1987 Plan and to determine the fair market value of the Microsemi Stock for purposes of the 1987 Plan. The Committee's decisions shall be final and conclusive with respect to the interpretation and administration of the 1987 Plan and any grant made under it.

2.   Grants.
     ------

Incentives under the 1987 Plan shall consist of incentive stock options, nonqualified stock options, stock appreciation rights, performance awards, and restricted stock grants (collectively "Grants"). All Grants shall be subject to the terms and conditions set out herein and to such other terms and conditions consistent with this 1987 Plan as the Committee deems appropriate. The Committee shall approve the form and provision of each Grant. Grants under a particular section of the 1987 Plan need not be uniform and Grants under two or more sections may be combined in one instrument.

3.   Eligibility.
     -----------

Grants may be made to any employee of the Company who is an officer or other key executive, professional or administrative employee, including a person who is also a member of the Board of Directors ("Eligible Employee") other than members of the Committee. The Committee shall select the persons to receive Grants ("Grantees") from among the Eligible Employees and determine the number of shares subject to any particular Grant.

4.   Shares Available for Grant.
     --------------------------

(a)  Shares Subject to Issuance or Transfer. Subject to adjustment as provided
     --------------------------------------
in Section 4(b) the aggregate number of shares of Microsemi Stock that may be issued or transferred under the 1987 Plan is 750,000. The shares may be authorized but unissued shares or treasury shares. The number of shares available for Grants at any given time shall be 750,000 reduced by the aggregate of all shares previously issued or transferred and of shares which may become subject to issuance or transfer under then-outstanding Grants. Payment in cash in lieu of shares shall be deemed to be an issuance of the shares.

(b)  Recapitalization Adjustment. If any subdivision or combination of shares of
     ---------------------------
Microsemi Stock or any stock dividend, capital reorganization, recapitalization, consolidation, or merger with the Company as the surviving corporation occurs after the adoption of the 1987 Plan, the Committee shall make such adjustments as it determines appropriate in the number of shares of Microsemi Stock that may be issued or transferred in the future under Section 4(a). The Committee shall also adjust the number of shares and Option Price in all outstanding Grants made before the event.

5.   Stock Options.
     -------------

The Committee may grant options qualifying as incentive stock options under
Section 422A of the Internal Revenue Code of 1954, as amended ("Incentive Stock Options"), or nonqualified options ("Nonqualified Options") (the Incentive Stock Options and Nonqualified Options are collectively referred to as "Stock Options"). The Stock Options shall be evidenced by agreements in such form as the Committee may, from time to time, approve and shall be subject to the following provisions:

(a)  Option Price. The price at which Microsemi Stock may be purchased by the
     ------------
Grantee under a Stock Option ("Option Price") shall be determined by the Committee but shall not be less than the fair market value of Microsemi Stock on the date of Grant.

(b)  Option Exercise Period. The Committee shall determine the option exercise
     ----------------------
period ("Option Exercise Period") of each Stock Option. The Option Exercise Period shall not exceed ten years from the date of the Grant.

(c)  Exercise of Option. A Grantee shall exercise a Stock Option by delivering
     ------------------
written notice of exercise to the Company, either with or without accompanying payment of the Option Price. The notice of exercise once delivered shall be irrevocable.

(d)  Requirement of Employment. If the Grantee's employment terminates during
     -------------------------
the Option Exercise Period for any reason other than death, the Stock Option shall terminate, except that the Committee may provide for complete or partial exceptions to this requirement as it deems equitable and is not inconsistent with applicable law.

(e)  Satisfaction of Option Price. The Grantee shall pay the Option Price in
     ----------------------------
cash, or with the Committee's permission, by delivering shares of Microsemi Stock already owned by the Grantee and having a fair market value on the date of exercise equal to the Option Price, or a combination of cash and shares. The Grantee shall pay the Option Price not later than thirty (30) days after the date of a statement from the Company following exercise setting forth the Option Price, fair market value of Microsemi Stock on the exercise date, the number of shares of Microsemi Stock that may be delivered in payment of the Option Price, and the amount of withholding tax due, if any. If the Grantee fails to pay the Option Price within the thirty (30) day period, the Committee shall have the right to take whatever action it deems appropriate, including voiding the option exercise. The Company shall not issue or transfer shares of Microsemi Stock upon exercise of a Stock Option until the Option Price is fully paid.

(f)  Incentive Stock Options. An Incentive Stock Option granted pursuant to the
     -----------------------
Plan:

     (i)  Must be designated as an Incentive Stock Option by the Committee;


                           ORIGINAL 1987 PLAN PAGE 2

     (ii) Shall not be issued for a number of shares which would cause the aggregate Fair Market Value (determined as of the date the option is granted) of the Microsemi Stock with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year under all plans of the Company.

6.   Stock Appreciation Right.
     ------------------------

The Committee may grant a Stock Appreciation Right ("SAR") with respect to any Stock Option granted under the 1987 Plan either at the time of grant thereof or with respect to nonqualified options thereafter. The following provisions are applicable to each SAR.

(a)  Options to Which Right Relates. Each SAR shall specify the Stock Option to
     ------------------------------
which the right is related, together with the Option Price and number of shares in the option subject to the SAR at the time of its grant.

(b)  Requirement of Employment. An SAR may be exercised only while the Grantee
     -------------------------
is in the employment of the Company, except that the Committee may provide for partial or complete exceptions to this requirement as it deems equitable.

(c)  Exercise. A Grantee may exercise an SAR in whole or in part by delivering a
     --------
notice of exercise to the Company. The notice of exercise once given shall be irrevocable. An SAR may be exercised only to the extent that the Stock Option to which it relates is exercisable. If a Grantee exercises an SAR, he agrees to forego the right to purchase the number of shares under the related Stock Option with respect to which the SAR has been exercised.

(d)  Payment and Form of Settlement. If a Grantee exercises an SAR, he shall
     ------------------------------
receive the aggregate of the excess of the fair market value of each share of Microsemi Stock with respect to which the SAR is being exercised over the Option Price of each such share. Payment may be made in cash, Microsemi Stock at fair market value, or a combination of the two, in the discretion of the Committee. The fair market value shall be determined as of the date of exercise.

(e)  Expiration and Termination. Each SAR shall expire on a date determined by
     --------------------------
the Committee at the time of grant no later than the date of expiration of the Stock Option. If a Stock Option is exercised in whole or in part, the SAR related to the shares purchased shall terminate immediately.

7.   Performance Awards.
     ------------------

The Committee may grant Performance Awards under which payment shall be made in shares of Microsemi Stock ("Performance Shares"), or in cash, if the financial performance of the Company or any subsidiary or division of the Company ("Business Unit") selected the Committee during the Award Period meets certain financial goals established by the Committee. The following provisions are applicable to Performance Awards:

(a)  Award Period. The Committee shall determine and include in the Grant the
     ------------
period of time (expressed in terms of one or more fiscal years) for which a Performance Award is made ("Award Period"). Grants of Performance Awards need not be uniform with respect to the number of years in the Award Period. If a Performance Award is granted after the fifteenth (15) day of December in any calendar year, the Award Period under the Performance Award shall commence at the beginning of the next fiscal year.


                           ORIGINAL 1987 PLAN PAGE 3

(b)  Performance Goals and Payment. Before a Grant is made, the Committee shall
     -----------------------------
establish objectives ("Performance Goals") that must be met by the Business Unit during the Award Period as a condition to payment being made under the Performance Award. The Performance Goals, which must be set out in the Grant, may include earnings per share, return on shareholders' equity, return on assets, net income, divisional income, or any financial measurements established by the Committee. The Committee shall also establish the method of calculating the amount of payment to be made under a Performance Award if the Performance Goals are met including the fixing of a maximum payment.

(c)  Computation of Payment. After an Award Period, the financial performance of
     ----------------------
the Business Unit during the period shall be measured against the Performance Goals. If the Performance Goals are not met or exceeded, the Committee shall determine the number of Performance Shares payable under a Performance Award. The Committee, in its sole discretion, may elect to pay the Performance Award in cash in lieu of issuing or transferring part or all of the Performance Shares. The cash payment shall be based on the fair market value of Microsemi Stock on the date of payment. The Company shall promptly notify each Grantee of the number of Performance Shares and the amount of cash he or she is to receive.

(d)  Revisions for Significant Events. At any time before payment is made, the
     --------------------------------
Committee may revise the Performance Goals and the computation of payment if unforeseen events occur during an Award Period which have a substantial effect on the financial performance of the Business Unit and which in the judgment of the Committee make the application of the Performance Goals unfair unless a revision is made.

(e)  Requirement of Employment. To be entitled to receive payment under a
     -------------------------
Performance Award, a Grantee must remain in the employment of the Company until the announcement of the Performance Shares to be paid under Section 7(c), except that the Committee may provide for partial or complete exceptions to this requirement as it deems equitable.

8.   Restricted Stock Grants.
     -----------------------

The Committee may issue or transfer shares of Microsemi Stock to a Grantee under the Restricted Stock Grant. Upon the issuance or transfer, the Grantee shall be entitled to vote the shares and to receive any dividends paid. The following provisions are applicable to Restricted Stock Grants:

(a)  Requirement of Employment. If the Grantee's employment terminates during
     -------------------------
the period designated in the Grant as the "Restriction Period," the Restricted Stock Grant terminates and the shares of Microsemi Stock must be returned immediately to the Company. However, the Committee may provide for complete or partial exceptions to this requirement as it deems equitable.

(b)  Restrictions on Transfer and Legend on Stock Certificate. During the
     --------------------------------------------------------
Restriction Period, a Grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Microsemi Stock except to a Successor Grantee under Section 10(a). Each certificate for shares issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant.

(c)  Lapse of Restrictions. All restrictions imposed under the Restricted Stock
     ---------------------
Grant shall lapse upon the expiration of the Restriction Period if all conditions stated in Sections 8(a) and (b) have been met. The Grantee shall then be entitled to have the legend removed from the certificate.


                           ORIGINAL 1987 PLAN PAGE 4

9.   Amendment and Termination of the 1987 Plan.
     ------------------------------------------

(a)  Amendment. The Company's Board of Directors may amend or terminate the 1987
     ---------
Plan, subject to shareholder approval to the extent necessary for the continued applicability of rule 16b-3 under the Securities Exchange Act of 1934, but no amendment shall withdraw from the Committee the right to select Grantees under
Section 3.

(b)  Termination of 1987 Plan. The 1987 Plan shall terminate on the tenth
     ------------------------
anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

(c)  Termination and Amendment of Outstanding Grants. A termination or amendment
     -----------------------------------------------
of the 1987 Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Committee acts under Section 10(e). The termination of the 1987 Plan shall not impair the power and authority of the Committee with respect to outstanding Grants. Whether or not the 1987 Plan has terminated, an outstanding Grant may be terminated or amended under Section 10(e) or may be amended by agreement of the Company and the Grantee consistent with the 1987 Plan.

10.  General Provisions
     ------------------

(a)  Prohibitions Against Transfer. Only a Grantee or his authorized
     -----------------------------
representative may exercise rights under a Grant. Such persons may not transfer those rights. When a Grantee dies, the personal representative to succeed to the rights of the Grantee ("Successor Grantee") may exercise the rights within one year following death but no later than the expiration date of the Grant. A Successor Grantee may furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

(b)  Substitute Grants. The Committee may make a Grant to an employee of another
     -----------------
corporation who becomes an Eligible Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a stock option, stock appreciation right, performance award or restricted stock grant granted by such corporation ("Substituted Stock Incentive"). The terms and conditions of the substitute Grant may vary from the terms and conditions required by the 1987 Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the exact provisions of the substitute Grants, preserving where possible the provisions of the Substituted Stock Incentives. The Committee shall also determine the number of shares of Microsemi Stock to be taken into account under
Section 4.

(c)  Subsidiaries. The term "subsidiary" means a corporation of which the
     ------------
Company owns directly or indirectly 50% or more of the voting power.

(d)  Fractional Shares. Fractional shares shall not be issued or transferred
     -----------------
under a Grant, but the Committee may pay cash in lieu of a fraction or round the fraction.


                            ORIGINAL 1987 PLAN PAGE 5

(e)  Compliance with Law. The 1987 Plan, the exercise of Grants, and the
     -------------------
obligations of the Company to issue or transfer shares of Microsemi Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees.

(f)  Ownership of Stock. A Grantee or Successor Grantee shall have no rights as
     -------------------------
a shareholder of the Company with respect to any shares of Microsemi Stock covered by a Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the Company's books.

(g)  No Right to Employment. The 1987 Plan and the Grants under it shall not
     ----------------------
confer upon any Grantee the right to continue in the employment of the Company or affect in any way the right of the Company to terminate the employment of a Grantee at any time.

(h)  Effective Date of the 1987 Plan. The 1987 Plan shall become effective upon
     -------------------------------
its adoption by the Board of Directors of the Company. However, the 1987 Plan is, and all Grants previously made hereunder are, specifically made subject to defeasance and termination upon the failure of the holders of a majority of the outstanding shares of Common Stock of the Company to approve 1987 Plan and the issuance and sale of shares of Microsemi Stock in accordance herewith at the next meeting of stockholders, or any adjournment thereof.

                            ORIGINAL 1987 PLAN PAGE 6

                                 1994 AMENDMENTS

                                       to

                      1987 MICROSEMI CORPORATION STOCK PLAN

The 1987 Microsemi Corporation Stock Plan ("1987 Plan") is hereby amended as follows:

     The opening paragraph of the 1987 Plan is amended and restated in full to read as follows:

          The 1987 Microsemi Corporation Stock Plan ("1987 Plan") authorized the Committee to Administer the Stock Plan ("Committee") to provide officers and other key executive and management employees of Microsemi Corporation and its subsidiaries ("Company") with certain rights to acquire shares of the Company's Common Stock, $.20 par value ("Microsemi Stock"). The Company believes that this incentive program will cause those persons to contribute materially to the growth of the Company, thereby benefiting its stockholders.

1.   Amendment to Increase the Number of Shares Available under the 1987 Plan.
     -------------------------------------------------------------------------

     Section 2 of the Plan is amended and restated in its entirety to read as follows:

     2.   Shares Available for Grant.
          --------------------------

          (a)  Shares Subject to Issuance or Transfer. Subject to adjustment as
               --------------------------------------
provided in Section 4(b), the aggregate number of shares of Microsemi Stock that may be issued or transferred under the 1987 Plan is 850,000 shares. The shares may be authorized but unissued shares or treasury shares. The number of shares available for Grants at any given time shall be 850,000, subject to adjustment as provided in Section 4(b), reduced by the aggregate of all shares previously issued or transferred and of shares which may become subject to issuance or transfer under then-outstanding Grants. Payment in cash in lieu of shares shall be deemed to be an issuance of the shares.

          (b)  Adjustments.
               -----------

                 (i)  Recapitalization Adjustment. If any subdivision or
                      ---------------------------
combination of shares of Microsemi Stock or any stock dividend, capital reorganization, recapitalization, consolidation, or merger with the Company as the surviving corporation occurs after the adoption of the 1987 Plan, the Committee shall make such adjustments as it determines appropriate in the number of shares of Microsemi Stock that may be issued or transferred in the future under Section 4(a). The Committee shall also adjust the number of shares and Option Price in all outstanding Grants made before the event.

                 (ii) 1994 Stockholder-Approved Annual Increases. The number of
                      ------------------------------------------
shares of Microsemi Stock available for awards under the 1987 Plan shall increase at the beginning of each of the Company's next six (6) fiscal years by amounts each year equal to 2% of the number of shares of Microsemi Stock outstanding as of the Company's immediately prior fiscal year end. The initial and each subsequent increase will be equal to 2% of the number of outstanding shares (other than treasury shares) of Microsemi Stock as of the first day of each of fiscal year 1995 and the five (5) consecutive fiscal years thereafter during the term of the Plan. The number of authorized shares under the 1987 Plan, including the increases pursuant to this Section 4(b)(ii), shall be reduced by the aggregate of the number of all shares previously issued or transferred and of shares which may become subject to issuance or transfer under then-outstanding Grants. Any award which expires or

                             1994 AMENDMENTS PAGE 1
lapses without being exercised, and shares of restricted stock which are forfeited to or repurchased by the Company, again become available for use under the 1987 Plan. Payment in cash in lieu of shares shall be deemed to be an issuance of the shares.

2.   Amendment to Extend the Termination Date of the 1987 Plan.
     ----------------------------------------------------------

     Section 9(b) of the 1987 Plan is amended and restated in full to read as follows:

     9.   Amendment and Termination of the 1987 Plan.
          ------------------------------------------

          (b)  Termination of 1987 Plan. The 1987 Plan shall terminate on
               ------------------------
December 15, 2004 unless terminated earlier by the Board or unless extended by the Board with the approval of the stockholders.

3.   Amendment To Limit Grants To One Individual Pursuant to the Revenue
     -------------------------------------------------------------------
Reconciliation Act of 1993.
--------------------------

     The following sentence is hereby added as the last sentence of Section 3(a) of the 1987 Plan:

          Effective as of December 20, 1993, and thereafter, no one person will receive more than 150,000 options or restricted shares or share equivalents under performance awards or SARs under the 1987 Plan in any one (1) calendar year.

4.   Amendment To Authorize the Board of Directors To Designate One or More
     ----------------------------------------------------------------------
Different Plan Committees for Various Purposes.
----------------------------------------------

     Section 1 of the 1987 Plan is amended and restated in its entirety to read as follows:

     1.   Administration.
          --------------

          The 1987 Plan shall be administered and interpreted by one or more committees (collectively the "Committee") consisting of persons appointed by the Board of Directors of the Company in the Board of Directors' discretion. The Committee shall have full authority to administer the 1987 Plan, including authority to interpret and construe any provision of the 1987 Plan and to determine the fair market value of the Microsemi Stock for purposes of the 1987 Plan. The Committee's decisions shall be final and conclusive with respect to the interpretation and administration of the 1987 Plan and any grant made under it.

5.   Amendment To Provide for Automatic Annual 1,000-Share Grants of Stock
     ---------------------------------------------------------------------
Options to Non-employee Directors of the Company.
------------------------------------------------

     Section 3 of the 1987 Plan is amended and restated in full to read as follows:

     3.   Eligibility. The 1987 Plan shall include:
          -----------

     (a) Grants may be made to any employee of the Company who is an officer or other key executive, professional or administrative employee, including a person who is also a member of the Board of Directors ("Eligible Employee") other than members of the Committee. The Committee shall select the persons to receive Grants ("Grantees") from among the Eligible Employees and determine the number of shares subject to any particular Grant. Effective as of December 20, 1993, and thereafter, no one person will receive more than 150,000 options or restricted shares or share equivalents under performance awards or SARs under the 1987 Plan in any one (1) calendar year.

                             1994 AMENDMENTS PAGE 2

     (b) Formula grants shall be made to each non-employee director of the Company initially as of February 25, 1994, and as of October 2, 1994 and the last day of each subsequent fiscal year, automatically, of a nonqualified option under the 1987 Plan to purchase 1,000 shares of the Company's Common Stock, which shall be immediately vested as of the grant date. The options granted to non-employee directors of the Company shall have an exercise price equal to 100% of the fair market value of the underlying Common Stock on the date of grant of the options, as determined in accordance with the terms of the 1987 Plan, and shall have terms of ten years, on the terms and subject to the provisions of the 1987 Plan. All such options shall be otherwise on the terms and subject to the provisions of the 1987 Plan.

                             1994 AMENDMENTS PAGE 3

                                 1995 AMENDMENTS

                                       to

                      1987 MICROSEMI CORPORATION STOCK PLAN

Section 5 (e) of the 1987 Microsemi Corporation Stock Plan ("1987 Plan") is hereby amended and restated in full as follows:

5.   (e)   Satisfaction of Option Price. The Grantee shall pay the Option Price
           ----------------------------
(i) in cash, or (ii) with the Committee's permission, by delivering shares of Microsemi Stock already owned by the Grantee and having a fair market value on the date of exercise equal to the Option Price, or a combination of cash and shares, or (iii) with the Committee's permission, by Microsemi withholding from the Grantee out of the Microsemi Stock otherwise deliverable upon exercise a number of shares having a fair market value equal to the aggregate Option Price, or (iv) with the Committee's permission, by the execution and delivery of Grantee's promissory note in the principal amount of the exercise price, with such term, interest rate and other terms and provisions, including, without limitation, requiring the Microsemi Stock acquired upon exercise to be pledged to the Company to secure payment of the note, as the Board of Directors may specify; (v) by cancellation of indebtedness of the Company to Grantee, equal to the amount of the exercise price; (vi) by waiver of compensation due or accrued to Grantee for services rendered, equal to the amount of the exercise price;
(vii) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Grantee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD" Dealer), whereby the Grantee irrevocably elects to exercise his Option and to sell a portion of the Microsemi Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Microsemi Stock to forward the exercise price directly to the Company; (viii) provided that a public market for the Company's stock exists, through a "margin" commitment from the Grantee and NASD Dealer whereby the Grantee irrevocably elects to exercise this Option and to pledge the Microsemi Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Microsemi Stock to forward the exercise price directly to the Company; or
(ix) any combination of (i), (ii), (iii), (iv), (v), (vi), (vii) or (viii) above. The Grantee shall pay the Option Price not later than thirty (30) days after the date of a statement from the Company following exercise setting forth the Option Price, fair market value of Microsemi Stock on the exercise date, the number of shares of Microsemi Stock that may be delivered in payment of the Option Price, and the amount of withholding tax due, if any. If the Grantee fails to pay the Option Price within the thirty (30) day period, the Committee shall have the right to take whatever action it deems appropriate, including voiding the option exercise. The Company shall not issue or transfer shares of Microsemi Stock upon exercise of a Stock Option until the Option Price is fully paid.

                             1995 AMENDMENT PAGE 1

                                 2000 AMENDMENTS

                                       to

                      1987 MICROSEMI CORPORATION STOCK PLAN

The 1987 Microsemi Corporation Stock Plan, as heretofore amended ("1987 Plan") is hereby further amended as follows:

1. Amendment to Increase the Number of Shares Available under the 1987 Plan.
   ------------------------------------------------------------------------

         Section 2(a) of the Plan is amended and restated in its entirety to read as follows:

         2.       Shares Available for Grant.
                  --------------------------

                  (a)  Shares Subject to Issuance or Transfer. Subject to
                       --------------------------------------
adjustment as provided in Section 4(b), the aggregate number of shares of Microsemi Stock that may be issued or transferred under the 1987 Plan is 1,150,000 shares, before including the adjustments under Section 4(b)(ii). The shares may be authorized but unissued shares or treasury shares. The number of shares available for Grants at any given time shall be 1,150,000, subject to adjustment as provided in Section 4(b), and before including the adjustments under Section 4(b)(ii), reduced by the aggregate of all shares previously issued or transferred and of shares which may become subject to issuance or transfer under then-outstanding Grants. Payment in cash in lieu of shares shall be deemed to be an issuance of the shares.

         Section 2(b)(ii) of the Plan is amended and restated in its entirety to read as follows:

                           (i)  Stockholder-Approved Annual Increases.  The
                                -------------------------------------
number of shares of Microsemi Stock available for awards under the 1987 Plan has increased at the beginning of each of the Company's respective fiscal years listed below by amounts each year equal to 2% of the number of shares of Microsemi Stock outstanding as of the Company's immediately prior fiscal year end:

                           Fiscal Year                   Increase
                           -----------                   --------
                           1995                          151,851
                           1996                          155,923
                           1997                          158,159
                           1998                          174,716
                           1999                          233,325

The number of shares of Microsemi Stock available for awards under the 1987 Plan has increased at the beginning of each of the Company's respective fiscal years listed below by amounts each year equal to 4% of the number of shares of Microsemi Stock outstanding as of the Company's immediately prior fiscal year end:

                           Fiscal Year                   Increase
                           -----------                   --------
                           2000                          436,799

Each subsequent increase will be equal to 4% of the number of outstanding shares (other than treasury shares) of Microsemi Stock as of the first day of fiscal year 2001 and the first day of the ten (10) consecutive fiscal years thereafter

                             2000 AMENDMENTS PAGE 1
during the term of the Plan. The number of authorized shares under the 1987 Plan, including the increases pursuant to this Section 4(b)(ii), shall be reduced by the aggregate of the number of all shares previously issued or transferred and of shares which may become subject to issuance or transfer under then-outstanding Grants. Any award which expires or lapses without being exercised, and shares of restricted stock which are forfeited to or repurchased by the Company, again become available for use under the 1987 Plan. Payment in cash in lieu of shares shall be deemed to be an issuance of the shares. Notwithstanding the provision for annual increases in the number of shares available under the 1987 Plan, the maximum number of shares which may be issued pursuant to incentive stock options granted under the 1987 Plan may not exceed 7,000,000.

2. Amendment to Extend the Termination Date of the 1987 Plan.
   ---------------------------------------------------------

         Section 9(b) of the 1987 Plan is amended and restated in full to read as follows:

         9.     Amendment and Termination of the 1987 Plan.
                ------------------------------------------

                (b) Termination of 1987 Plan. The 1987 Plan shall terminate on
                    ------------------------
December 15, 2009 unless terminated earlier by the Board or unless extended by the Board with the approval of the stockholders.

3. Amendment to Add Flexibility of Grants to Non-Employee Directors and other
   --------------------------------------------------------------------------
Non-Employees.
--------------

         The opening paragraph of the 1987 Plan is amended and restated in full to read as follows:

                 The 1987 Microsemi Corporation Stock Plan ("1987 Plan") authorized the Committee to Administer the Stock Plan ("Committee") to provide officers and other key executive and management employees, and non-employee officers, directors, consultants and service providers, of Microsemi Corporation and its subsidiaries ("Company") with certain rights to acquire shares of the Company's Common Stock, $.20 par value ("Microsemi Stock"). The Company believes that this incentive program will cause those persons to contribute materially to the growth of the Company, thereby benefiting its stockholders.

         Section 3 of the 1987 Plan is amended and restated in full to read as follows:

         3.      Eligibility.  The 1987 Plan shall include:
                 -----------

         (a) Grants may be made to any employee of the Company who is an officer or other key executive, professional or administrative employee, including a person who is also a member of the Board of Directors, non-employee officers, non-employee consultants or service providers ("Eligible Person"). The Committee shall select the persons to receive Grants ("Grantees") from among the Eligible Persons and determine the number of shares subject to any particular Grant. However, non-employee directors serving on a Committee that selects Grantees and/or approves Grants under the 1987 Plan are intended to be Non-Employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and therefore shall not, while serving on such Committee, be granted options for services rendered as a consultant or in any capacity other than as a director, except to such extent as would be permitted in accordance with said rule. For avoidance of doubt, discretionary grants (as well as these annual grants) may be made to non-employee directors for service as a director at any time and may be made to non-employee directors for service as a consultant or other non-director capacity while that non-employee director is not serving on the Committee that selects Grantees or approves Grants under the

                             2000 AMENDMENTS PAGE 2

1987 Plan. Effective as of December 20, 1993, and thereafter, no one person will receive more than 150,000 options or restricted shares or share equivalents under performance awards or SARs under the 1987 Plan in any one (1) calendar year.

         (b) Formula grants shall be made to each non-employee director of the Company initially as of February 25, 1994, and as of October 2, 1994 and the last day of each subsequent fiscal year, automatically, of a nonqualified option under the 1987 Plan to purchase 1,000 shares of the Company's Common Stock (or 3,000 shares of the Company's Common Stock as of the last day of fiscal year 1996 and each subsequent fiscal year), which shall be immediately vested as of the grant date. The options granted to non-employee directors of the Company shall have an exercise price equal to 100% of the fair market value of the underlying Common Stock on the date of grant of the options, as determined in accordance with the terms of the 1987 Plan, and shall have terms of ten years, on the terms and subject to the provisions of the 1987 Plan. All such options shall be otherwise on the terms and subject to the provisions of the 1987 Plan.

         Section 10(b) of the 1987 Plan is amended and restated to read in full as follows:

         (b) Substitute Grants. The Committee may make a Grant to an employee or
             -----------------
non-employee officer, director, consultant or service provider of another corporation who becomes an Eligible Person by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a stock option, stock appreciation right, performance award or restricted stock grant granted by such corporation ("Substituted Stock Incentive"). The terms and conditions of the substitute Grant may vary from the terms and conditions required by the 1987 Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the exact provisions of the substitute Grants, preserving where possible the provisions of the Substituted Stock Incentives. The Committee shall also determine the number of shares of Microsemi Stock to be taken into account under
Section 4.

                             2000 AMENDMENTS PAGE 3

                                 2001 AMENDMENTS

                                       to

                      1987 MICROSEMI CORPORATION STOCK PLAN

The 1987 Microsemi Corporation Stock Plan, as heretofore amended ("1987 Plan") is hereby further amended as follows:

         Section 2(a) of the Plan is amended and restated in its entirety to read as follows:

         2.    Shares Available for Grant.
               --------------------------

               (a)  Shares Subject to Issuance or Transfer. Subject to
                    --------------------------------------
adjustment as provided in Section 4(b), the aggregate number of shares of Microsemi Stock that may be issued or transferred under the 1987 Plan is 1,900,000 shares, before including the adjustments under Section 4(b)(ii). The shares may be authorized but unissued shares or treasury shares. The number of shares available for Grants at any given time shall be 1,900,000, subject to adjustment as provided in Section 4(b), and before including the adjustments under Section 4(b)(ii), reduced by the aggregate of all shares previously issued or transferred and of shares which may become subject to issuance or transfer under then-outstanding Grants. Payment in cash in lieu of shares shall be deemed to be an issuance of the shares.

         Section 2(b)(ii) of the Plan is amended and restated in its entirety to read as follows:

                               (i)  Stockholder-Approved Annual Increases.  The
                                    -------------------------------------
number of shares of Microsemi Stock available for awards under the 1987 Plan has increased at the beginning of each of the Company's respective fiscal years listed below by amounts each year equal to 2% of the number of shares of Microsemi Stock outstanding as of the Company's immediately prior fiscal year end:

                           Fiscal Year                        Increase
                           -----------                        --------
                           1995                               151,851
                           1996                               155,923
                           1997                               158,159
                           1998                               174,716
                           1999                               233,325

The number of shares of Microsemi Stock available for awards under the 1987 Plan has increased at the beginning of each of the Company's respective fiscal years listed below by amounts each year equal to 4% of the number of shares of Microsemi Stock outstanding as of the Company's immediately prior fiscal year end:

                           Fiscal Year                        Increase
                           -----------                        --------
                           2000                               436,799
                           2001                               551,776

Each subsequent increase will be equal to 4% of the number of outstanding shares (other than treasury shares) of Microsemi Stock as of the first day of fiscal year 2002 and the first day of the nine (9) consecutive fiscal years thereafter

                             2001 AMENDMENTS PAGE 1
during the term of the Plan. The number of authorized shares under the 1987 Plan, including the increases pursuant to this Section 4(b)(ii), shall be reduced by the aggregate of the number of all shares previously issued or transferred and of shares which may become subject to issuance or transfer under then-outstanding Grants. Any award which expires or lapses without being exercised, and shares of restricted stock which are forfeited to or repurchased by the Company, again become available for use under the 1987 Plan. Payment in cash in lieu of shares shall be deemed to be an issuance of the shares. Notwithstanding the provision for annual increases in the number of shares available under the 1987 Plan, the maximum number of shares which may be issued pursuant to incentive stock options granted under the 1987 Plan may not exceed 7,000,000.

                             2001 AMENDMENTS PAGE 2

                                   ADJUSTMENTS

                                       FOR

                     THE AUGUST 2001 TWO-FOR-ONE STOCK SPLIT

The Committee adjusted the number of shares and Option Price in all outstanding Grants made before August 14, 2001, pursuant to Section 4(b)(i) of the 1987 Microsemi Corporation Stock Plan, as heretofore amended ("1987 Plan"), as follows:

     A. The exercise price per share stated in such outstanding Grants is divided by two to yield the adjusted exercise price per share.

     B. The number of shares covered by such outstanding Grants then remaining unexercised and unexpired is multiplied by two to yield the adjusted number of shares then remaining covered by the Grant.

In order to reflect the proportionate adjustments made by the Committee under
Section 4(b)(i) of the 1987 Plan as a result of the two-for-one stock split effected by means of a stock dividend with a record date of August 14, 2001, as of August 14, 2001 the following provisions of the 1987 Plan read as follows:

         Section 2(a) of the Plan is amended and restated in its entirety to read as follows:

         2.   Shares Available for Grant.
              --------------------------

              (a)  Shares Subject to Issuance or Transfer. Subject to adjustment
                   --------------------------------------
as provided in Section 4(b), the aggregate number of shares of Microsemi Stock that may be issued or transferred under the 1987 Plan is 3,800,000 shares (as adjusted for the August 28, 2001 two-for-one stock split), before including the adjustments under Section 4(b)(ii). The shares may be authorized but unissued shares or treasury shares. The number of shares available for Grants at any given time shall be 3,800,000 (as adjusted for the August 28, 2001 two-for-one stock split), subject to future adjustment as provided in Section 4(b), and before including the adjustments under Section 4(b)(ii), reduced by the aggregate of all shares previously issued or transferred and of shares which may become subject to issuance or transfer under then-outstanding Grants. Payment in cash in lieu of shares shall be deemed to be an issuance of the shares.

         Section 2(b)(ii) of the Plan is amended and restated in its entirety to read as follows:

                       (i)  Stockholder-Approved Annual Increases.  The number
                            -------------------------------------
of shares of Microsemi Stock available for awards under the 1987 Plan has increased at the beginning of each of the Company's respective fiscal years listed below by amounts each year equal to 2% of the number of shares of Microsemi Stock outstanding as of the Company's immediately prior fiscal year end:

                        Fiscal Year               Increase
                        -----------               --------
                        1995                      303,782 (restated)
                        1996                      311,318 (restated)
                        1997                      316,318 (restated)
                        1998                      349,423 (restated)

                             2001 ADJUSTMENTS PAGE 1

                               1999                    466,650 (restated)

The number of shares of Microsemi Stock available for awards under the 1987 Plan has increased at the beginning of each of the Company's respective fiscal years listed below by amounts each year equal to 4% of the number of shares of Microsemi Stock outstanding as of the Company's immediately prior fiscal year end:

                               Fiscal Year            Increase
                               -----------            --------
                               2000                    873,598(restated)
                               2001                  1,103,552(restated)

Each subsequent increase will be equal to 4% of the number of outstanding shares (other than treasury shares) of Microsemi Stock as of the first day of fiscal year 2002 and the first day of the nine (9) consecutive fiscal years thereafter during the term of the Plan. The number of authorized shares under the 1987 Plan, including the increases pursuant to this Section 4(b)(ii), shall be reduced by the aggregate of the number of all shares previously issued or transferred and of shares which may become subject to issuance or transfer under then-outstanding Grants. Any award which expires or lapses without being exercised, and shares of restricted stock which are forfeited to or repurchased by the Company, again become available for use under the 1987 Plan. Payment in cash in lieu of shares shall be deemed to be an issuance of the shares. Notwithstanding the provision for annual increases in the number of shares available under the 1987 Plan, the maximum number of shares which may be issued pursuant to incentive stock options granted under the 1987 Plan may not exceed 14,000,000.

         Section 3 of the 1987 Plan is amended and restated in full to read as follows:

         3.    Eligibility.  The 1987 Plan shall include:
               -----------

         (a) Grants may be made to any employee of the Company who is an officer or other key executive, professional or administrative employee, including a person who is also a member of the Board of Directors, non-employee officers, non-employee consultants or service providers ("Eligible Person"). The Committee shall select the persons to receive Grants ("Grantees") from among the Eligible Persons and determine the number of shares subject to any particular Grant. However, non-employee directors serving on a Committee that selects Grantees and/or approves Grants under the 1987 Plan are intended to be Non-Employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and therefore shall not, while serving on such Committee, be granted options for services rendered as a consultant or in any capacity other than as a director, except to such extent as would be permitted in accordance with said rule. For avoidance of doubt, discretionary grants (as well as these annual grants) may be made to non-employee directors for service as a director at any time and may be made to non-employee directors for service as a consultant or other non-director capacity while that non-employee director is not serving on the Committee that selects Grantees or approves Grants under the 1987 Plan. Effective as of December 20, 1993, and thereafter, no one person will receive more than 300,000 options or restricted shares or share equivalents under performance awards or SARs under the 1987 Plan in any one (1) calendar year. For purposes of applying the limit in the immediately preceding sentence to Grants made prior to August 14, 2001, each one pre-split share subject to the Grant is equivalent to two post-split shares of Common Stock.

         (b) Formula grants shall be made to each non-employee director of the Company as of the last day of fiscal year 2001 and each subsequent fiscal year, automatically, of a nonqualified option under the 1987 Plan to purchase 6,000

                             2001 ADJUSTMENTS PAGE 2
shares of the Company's Common Stock, which shall be immediately vested as of the grant date. The options granted to non-employee directors of the Company shall have an exercise price equal to 100% of the fair market value of the underlying Common Stock on the date of grant of the options, as determined in accordance with the terms of the 1987 Plan, and shall have terms of ten years, on the terms and subject to the provisions of the 1987 Plan. All such options shall be otherwise on the terms and subject to the provisions of the 1987 Plan.

                             2001 ADJUSTMENTS PAGE 3